                                                                    EXHIBIT 10.4

                                ESCROW AGREEMENT

                  THIS ESCROW AGREEMENT (as the same may be amended or modified from time to time and including any and all written instructions given to "ESCROW AGENT" (hereinafter defined) pursuant hereto, this "ESCROW AGREEMENT") is made and entered into as of February 7, 2001 by and among The viaLink Company, a Delaware corporation (the "COMPANY"), and each of the investors listed on the signature pages hereto (each, an "INVESTOR" and collectively, the "INVESTORS"), and THE CHASE MANHATTAN BANK, a New York State bank with an office in Houston, Harris County, Texas (the "BANK").

                                   WITNESSETH:

                  WHEREAS, the Company and the Investors are parties to that certain Subscription Agreement of even date herewith, pursuant to which the Investors agreed to purchase from the Company, and the Company agreed to sell to the Investors, certain securities of the Company, subject to the terms and conditions thereof;

                  WHEREAS, the Company must obtain stockholder approval pursuant to NASD Rule 4350(i)(1)(A) (the "STOCKHOLDER APPROVAL") before the Investors can complete the purchase of such securities;

                  WHEREAS, the Investors have agreed to fund into escrow pursuant to this Escrow Agreement pending receipt of the Stockholder Approval;

                  WHEREAS, the amount deposited into escrow by each Investor is indicated below such Investor's name on the signature pages hereto; and

                  WHEREAS, the Company and the Investors have requested Bank to act in the capacity of escrow agent under this Escrow Agreement, and Bank, subject to the terms and conditions hereof, has agreed so to do.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                  1. Appointment of Escrow Agent. The Company and each of the Investors hereby appoints the Bank as the escrow agent under this Escrow Agreement (the Bank in such capacity, the "ESCROW AGENT"), and Escrow Agent hereby accepts such appointment.

                  2. Deposit. Upon execution of this Escrow Agreement, the Investors will deliver to the Escrow Agent the aggregate sum of Seven Hundred Sixty-One Thousand Seven Hundred Fifty Dollars ($761,750) (as said amount may increase or decrease as a result of the investment and reinvestment thereof and as said amount may be reduced by charges thereto and payments and setoffs therefrom to compensate or reimburse Escrow Agent for amounts owing to it pursuant hereto, the "DEPOSIT") to be held by Escrow Agent in accordance with the terms hereof. Subject to and in accordance with the terms and conditions hereof, Escrow Agent agrees that it shall receive, hold in escrow, invest and reinvest and release or distribute the Deposit. It is hereby expressly stipulated and agreed that all interest and other earnings on the Deposit shall become a part of the Deposit for all purposes, and that all losses resulting from the investment or reinvestment thereof from time to time and all amounts charged thereto to compensate or reimburse the Escrow Agent from time to time for amounts owing to it hereunder shall from the time of such loss or charge no longer constitute part of the Deposit.

                  3. Investment of the Deposit. Escrow Agent shall invest and reinvest the Deposit in the Fidelity Domestic Money Market Fund #690-Prime Cash Shares, unless otherwise instructed in writing by the Company. Such written instructions, if any, referred to in the foregoing sentence shall specify the type and identity of the investments to be purchased and/or sold and shall also include the name of the broker-dealer, if any, which the Company directs the Escrow Agent to use in respect of such investment, any particular settlement procedures required, if any (which settlement procedures shall be consistent with industry standards and practices), and such other information as Escrow Agent may require. Escrow Agent shall not be liable for failure to invest or reinvest funds absent sufficient written direction. Unless Escrow Agent is otherwise directed in such written instructions, Escrow Agent may use a broker-dealer of its own selection, including a broker-dealer owned by or affiliated with Escrow Agent or any of its affiliates. The Escrow Agent or any of its affiliates may receive compensation with respect to any investment directed hereunder. It is expressly agreed and understood by the parties hereto that Escrow Agent shall not in any way whatsoever be liable for losses on any investments, including, but not limited to, losses from market risks due to premature liquidation or resulting from other actions taken pursuant to this Escrow Agreement.

                  Receipt, investment and reinvestment of the Deposit shall be confirmed by Escrow Agent as soon as practicable by account statement, and any discrepancies in any such account statement shall be noted by the Company to Escrow Agent within 30 calendar days after receipt thereof. Failure to inform Escrow Agent in writing of any discrepancies in any such account statement within said 30-day period shall conclusively be deemed confirmation of such account statement in its entirety. For purposes of this paragraph, (a) each account statement shall be deemed to have been received by the party to whom directed on the earlier to occur of (i) actual receipt thereof and (ii) three "BUSINESS DAYS" (hereinafter defined) after the deposit thereof in the United States Mail, postage prepaid and (b) the term "BUSINESS DAY" shall mean any day of the year, excluding Saturday, Sunday and any other day on which national banks are required or authorized to close in Houston, Texas.

                  4. Disbursement of Deposit. Escrow Agent is hereby authorized to make disbursements of the Deposit only as follows:

                    (a) Upon receipt of a written notice from the Company stating that it has obtained the Stockholder Approval, Escrow Agent will release the amount of the original Deposit (less any losses or deductions therefrom as described in Section 2 or 4 hereof, if any) to the Company and a pro rata portion (determined as the ratio of the amount of the original Deposit contributed by each Investor as indicated below such Investor's name on the signature pages hereto to the total original Deposit delivered on the date hereof as set forth in Section 2 hereof (such ratio being, the "PRO RATA PORTION")) of any increase in the Deposit (less the amount of any expenses or other deductions therefrom in accordance with this Escrow Agreement) to each Investor in accordance with such Investor's written instructions;

                    (b) Upon receipt of a written notice from the Company stating that it has not obtained the Stockholder Approval, a Pro Rata Portion of the Deposit to each Investor in accordance with such Investor's written instructions;

                    (c) As permitted by this Escrow Agreement, to Escrow Agent; and

                  (d) Into the registry of the court in accordance with Sections 8 or 15 hereof.

Notwithstanding anything contained herein or elsewhere to the contrary, the Company and the Investors hereby expressly agree that the Escrow Agent shall be entitled to charge the Deposit for, and pay and set-off from the Deposit, any and all amounts, if any, then owing to it pursuant to this Escrow Agreement prior to the disbursement of the Deposit in accordance with clauses (a) through
(d) (both inclusive) of this Section 4.

               5. Tax Matters. The Company and each of the Investors shall provide Escrow Agent with its taxpayer identification number documented by an appropriate Form W 8 or Form W 9 upon execution of this Escrow Agreement. Failure so to provide such forms may prevent or delay disbursements from the Deposit and may also result in the assessment of a penalty and Escrow Agent's being required to withhold tax on any interest or other income earned on the Deposit. Any payments of income shall be subject to applicable withholding regulations then in force in the United States or any other jurisdiction, as applicable.

               6. Scope of Undertaking. Escrow Agent's duties and responsibilities in connection with this Escrow Agreement shall be purely ministerial and shall be limited to those expressly set forth in this Escrow Agreement. Escrow Agent is not a principal, participant or beneficiary in any transaction underlying this Escrow Agreement and shall have no duty to inquire beyond the terms and provisions hereof. Escrow Agent shall have no responsibility or obligation of any kind in connection with this Escrow Agreement or the Deposit and shall not be required to deliver the Deposit or any part thereof or take any action with respect to any matters that might arise in connection therewith, other than to receive, hold, invest, reinvest and deliver the Deposit as herein provided. Without limiting the generality of the foregoing, it is hereby expressly agreed and stipulated by the parties hereto that Escrow Agent shall not be required to exercise any discretion hereunder and shall have no investment or management responsibility and, accordingly, shall have no duty to, or liability for its failure to, provide investment recommendations or investment advice to the Company or any of the Investors. Escrow Agent shall not be liable for any error in judgment, any act or omission, any mistake of law or fact, or for anything it may do or refrain from doing in connection herewith, except for, subject to Section 6 hereinbelow, its own willful misconduct or gross negligence. It is the intention of the parties hereto that Escrow Agent shall never be required to use, advance or risk its own funds or otherwise incur financial liability in the performance of any of its duties or the exercise of any of its rights and powers hereunder.

               7. Reliance; Liability. Escrow Agent may rely on, and shall not be liable for acting or refraining from acting in accordance with, any written notice, instruction or request or other paper furnished to it hereunder or pursuant hereto and believed by it to have been signed or presented by the proper party or parties. Escrow Agent shall be responsible for holding, investing, reinvesting and disbursing the Deposit pursuant to this Escrow Agreement; provided, however, that in no event shall Escrow Agent be liable for any lost profits, lost savings or other special, exemplary, consequential or incidental damages in excess of Escrow Agent's fee hereunder and provided, further, that Escrow Agent shall have no liability for any loss arising from any cause beyond its control, including, but not limited to, the following: (a) acts of God, force majeure, including, without limitation, war (whether or not declared or existing), revolution, insurrection, riot, civil commotion, accident, fire, explosion, stoppage of labor, strikes and other differences with employees; (b) the act, failure or neglect of the Company or any Investor or any agent or correspondent or any other person selected by Escrow Agent; (c) any delay, error, omission or default of any mail, courier, telegraph, cable or wireless agency or operator; or (d) the acts or edicts of any government or governmental agency or other group or entity exercising governmental powers. Escrow Agent is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of this Escrow Agreement or any part hereof or for the transaction or transactions requiring or underlying the execution of this Escrow Agreement, the form or execution hereof or for the identity or authority of any person executing this Escrow Agreement or any part hereof or depositing the Deposit.

               8. Right of Interpleader. Should any controversy arise involving the parties hereto or any of them or any other person, firm or entity with respect to this Escrow Agreement or the Deposit, or should a substitute escrow agent fail to be designated as provided in Section 16 hereof, or if Escrow Agent should be in doubt as to what action to take, Escrow Agent shall have the right, but not the obligation, either to (a) withhold delivery of the Deposit until the controversy is resolved, the conflicting demands are withdrawn or its doubt is resolved or (b) institute a petition for interpleader in any court of competent jurisdiction to determine the rights of the parties hereto. In the event Escrow Agent is a party to any dispute, Escrow Agent shall have the additional right to refer such controversy to binding arbitration. Should a petition for interpleader be instituted, or should Escrow Agent be threatened with litigation or become involved in litigation or binding arbitration in any manner whatsoever in connection with this Escrow Agreement or the Deposit, the Company and each of the Investors hereby jointly and severally agree to reimburse Escrow Agent for its attorneys' fees and any and all other expenses, losses, costs and damages incurred by Escrow Agent in connection with or resulting from such threatened or actual litigation or arbitration prior to any disbursement hereunder.

               9. Indemnification. The Company and each of the Investors hereby jointly and severally indemnify Escrow Agent, its officers, directors, partners, employees and agents (each herein called an "INDEMNIFIED PARTY") against, and hold each Indemnified Party harmless from, any and all expenses, including, without limitation, attorneys' fees and court costs, losses, costs, damages and claims, including, but not limited to, costs of investigation, litigation and arbitration, tax liability and loss on investments suffered or incurred by any Indemnified Party in connection with or arising from or out of this Escrow Agreement, except such acts or omissions as may result from the willful misconduct or gross negligence of such Indemnified Party. IT IS THE EXPRESS INTENT OF THE COMPANY AND EACH OF THE INVESTORS TO INDEMNIFY EACH OF THE INDEMNIFIED PARTIES FOR, AND HOLD THEM HARMLESS AGAINST, THEIR OWN NEGLIGENT ACTS OR OMISSIONS.

               10. Compensation and Reimbursement of Expenses. The Company hereby agrees to pay Escrow Agent for its services hereunder in accordance with Escrow Agent's Schedule of Fees attached hereto as in effect from time to time and to pay all expenses incurred by Escrow Agent in connection with the performance of its duties and enforcement of its rights hereunder and otherwise in connection with the preparation, operation, administration and enforcement of this Escrow Agreement, including, without limitation, attorneys' fees, brokerage costs and related expenses incurred by Escrow Agent. The foregoing notwithstanding, the Investors shall be jointly and severally liable to Escrow Agent for the payment of all such fees and expenses. In the event the Company or the Investors for any reason fail to pay any such fees and expenses as and when the same are due, such unpaid fees and expenses shall be charged to and set-off and paid from the Deposit by Escrow Agent without any further notice.

               11. Lien. The Company and each of the Investors hereby grants to Escrow Agent a lien upon, and security interest in, all its right, title and interest in and to all of the Deposit as security for the payment and performance of its obligations owing to Escrow Agent hereunder, including, without limitation, its obligations of payment, indemnity and reimbursement provided for hereunder, which lien and security interest may be enforced by Escrow Agent without notice by charging and setting-off and paying from, the Deposit any and all amounts then owing to it pursuant to this Escrow Agreement or by appropriate foreclosure proceedings.

               12. Funds Transfer. In the event funds transfer instructions are given (other than in writing at the time of execution of the Escrow Agreement), whether in writing, by telefax, or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or person designated on Schedule A hereto, and the Escrow Agent may rely upon the confirmations of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in writing actually received and acknowledged by the Escrow Agent. The parties to this Agreement acknowledge that such security procedure is commercially reasonable.

               It is understood that the Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying number provided by either of the other parties hereto to identify
(i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank, designated.

               13. Notices. Any notice or other communication required or permitted to be given under this Escrow Agreement by any party hereto to any other party hereto shall be considered as properly given if in writing and (a) delivered against receipt therefor, (b) mailed by registered or certified mail, return receipt requested and postage prepaid or (c) sent by telefax machine, in each case to the address or telefax number, as the case may be, set forth below:

                  If to Escrow Agent:

                           The Chase Manhattan Bank
                           600 Travis Street, Suite 1150
                           Houston, TX 77002
                           Attn:  Greg Campbell
                           CMFS/Escrow Section
                           Telefax No.:  (713) 216-6927

                  If to the Company:

                           The viaLink Company
                           13155 Noel Road, Suite 800
                           Dallas, TX  75240
                           Attn.:  Chief Financial Officer
                           Telefax No.:  (972) 934-5583
                           Telephone No.:  (972) 934-5573

                  If to an Investor:

                           To the address listed below such Investor's name on the signature pages hereto.

Except to the extent otherwise provided in the second paragraph of Section 3 hereinabove, delivery of any communication given in accordance herewith shall be effective only upon actual receipt thereof by the party or parties to whom such communication is directed. Any party to this Escrow Agreement may change the address to which communications hereunder are to be directed by giving written notice to the other party or parties hereto in the manner provided in this section.

               14. Consultation with Legal Counsel. Escrow Agent may consult with its counsel or other counsel satisfactory to it concerning any question relating to its duties or responsibilities hereunder or otherwise in connection herewith and shall not be liable for any action taken, suffered or omitted by it in good faith upon the advice of such counsel.

               15. Choice of Laws; Cumulative Rights. This Escrow Agreement shall be construed under, and governed by, the laws of the State of Texas, excluding, however, (a) its choice of law rules and (b) the portions of the Texas Trust Code Sec. 111.001, et seq. of the Texas Property Code concerning fiduciary duties and liabilities of trustees. All of Escrow Agent's rights hereunder are cumulative of any other rights it may have at law, in equity or otherwise. The parties hereto agree that the forum for resolution of any dispute arising under this Escrow Agreement shall be Harris County, Texas, and each of the Other Parties hereby consents, and submits itself, to the jurisdiction of any state or federal court sitting in Harris County, Texas.

               16. Resignation. Escrow Agent may resign hereunder upon ten (10) days' prior notice to the Company and the Investors. Upon the effective date of such resignation, Escrow Agent shall deliver the Deposit to any substitute escrow agent designated by the Company in writing. If the Company fails to designate a substitute escrow agent within ten (10) days after the giving of such notice, Escrow Agent may institute a petition for interpleader. Escrow Agent's sole responsibility after such 10-day notice period expires shall be to hold the

Deposit (without any obligation to reinvest the same) and to deliver the same to a designated substitute escrow agent, if any, or in accordance with the directions of a final order or judgment of a court of competent jurisdiction, at which time of delivery Escrow Agent's obligations hereunder shall cease and terminate.

               17. Assignment. This Escrow Agreement shall not be assigned by the Company or any of the Investors without the prior written consent of Escrow Agent (such assigns of such parties to which Escrow Agent consents, if any, and Escrow Agent's assigns being hereinafter referred to collectively as "PERMITTED ASSIGNS").

               18. Severability. If one or more of the provisions hereof shall for any reason be held to be invalid, illegal or unenforceable in any respect under applicable law, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and this Escrow Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein, and the remaining provisions hereof shall be given full force and effect.

               19. Termination. This Escrow Agreement shall terminate upon the disbursement, in accordance with Sections 4 or 16 hereof, of the Deposit in full; provided, however, that in the event all fee, expenses, costs and other amounts required to be paid to Escrow Agent hereunder are not fully and finally paid prior to termination, the provisions of Section 10 hereof shall survive the termination hereof and, provided further, that the last two sentences of Section 8 hereof and the provisions of Section 9 hereof shall, in any event, survive the termination hereof.

               20. General. The section headings contained in this Escrow Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Escrow Agreement. This Escrow Agreement and any affidavit, certificate, instrument, agreement or other document required to be provided hereunder may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute but one and the same instrument. Unless the context shall otherwise require, the singular shall include the plural and vice-versa, and each pronoun in any gender shall include all other genders. The terms and provisions of this Escrow Agreement constitute the entire agreement among the parties hereto in respect of the subject matter hereof, and none of the Company, any of the Investors or Escrow Agent has relied on any representations or agreements of the other, except as specifically set forth in this Escrow Agreement. This Escrow Agreement or any provision hereof may be amended, modified, waived or terminated only by written instrument duly signed by the parties hereto. This Escrow Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, devisees, executors, administrators, personal representatives, successors, trustees, receivers and Permitted Assigns. This Escrow Agreement is for the sole and exclusive benefit of the parties hereto, and nothing in this Escrow Agreement, express or implied, is intended to confer or shall be construed as conferring upon any other person any rights, remedies or any other type or types of benefits.

                            [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement to be effective as of the date first above written.


                                    "THE COMPANY"

                                    THE VIALINK COMPANY

                                    By: /s/ Brian Carter
                                       -------------------------------
                                    Name:  Brian Carter
                                         -----------------------------
                                    Title: Controller
                                          ----------------------------
                                    Tax Identification No.:  73-124766
                                                           -----------


                                    "THE INVESTORS"
                                      /s/ Robert N. Baker
                                    ------------------------------------
                                    Robert N. Baker

                                    Address:
                                            ----------------------------
                                    Telefax No.:
                                                 -----------------------
                                    Telephone No.:
                                                  ----------------------
                                    Tax Identification No.:
                                                           -------------

                                    Amount of initial deposit:  $448,250
                                                              ----------

                                      /s/ Mark Bromberg
                                    ------------------------------------
                                    Mark Bromberg

                                    Address:
                                            ----------------------------
                                    Telefax No.:
                                                 -----------------------
                                    Telephone No.:
                                                  ----------------------
                                    Tax Identification No.:
                                                           -------------

                                    Amount of initial deposit:  $49,500
                                                              ----------

                                      /s/ William P. Creasman
                                    ------------------------------------
                                    William P. Creasman

                                    Address:
                                            ----------------------------
                                    Telefax No.:
                                                 -----------------------
                                    Telephone No.:
                                                  ----------------------
                                    Tax Identification No.:
                                                           -------------

                                    Amount of initial deposit:  $57,250
                                                              ----------


                      [Signature Pages to Escrow Agreement]

                                    /s/ LEWIS B. KILBOURNE
                                    ------------------------------------
                                    Lewis B. Kilbourne

                                    Address:
                                            ----------------------------
                                    Telefax No.:
                                                 -----------------------
                                    Telephone No.:
                                                  ----------------------
                                    Tax Identification No.:
                                                           -------------

                                    Amount of initial deposit:  $74,250
                                                              ----------

                                    /s/ DAVID M. LLOYD
                                    ------------------------------------
                                    David M. Lloyd

                                    Address:
                                            ----------------------------
                                    Telefax No.:
                                                 -----------------------
                                    Telephone No.:
                                                  ----------------------
                                    Tax Identification No.:
                                                           -------------

                                    Amount of initial deposit:  $49,500
                                                              ----------

                                    /s/ ROBERT I. NOE
                                    ------------------------------------
                                    Robert I. Noe

                                    Address:
                                            ----------------------------
                                    Telefax No.:
                                                 -----------------------
                                    Telephone No.:
                                                  ----------------------
                                    Tax Identification No.:
                                                           -------------

                                    Amount of initial deposit:  $19,250
                                                              ----------

                                    /s/ CHRIS RILEY
                                    ------------------------------------
                                    Chris Riley

                                    Address:
                                            ----------------------------
                                    Telefax No.:
                                                 -----------------------
                                    Telephone No.:
                                                  ----------------------
                                    Tax Identification No.:
                                                           -------------

                                    Amount of initial deposit:  $49,500
                                                              ----------

                      [Signature Pages to Escrow Agreement]

                                    /s/ JACK SCOTT
                                    ------------------------------------
                                    Jack Scott

                                    Address:
                                            ----------------------------
                                    Telefax No.:
                                                 -----------------------
                                    Telephone No.:
                                                  ----------------------
                                    Tax Identification No.:
                                                           -------------

                                    Amount of initial deposit:  $13,750
                                                              ----------






                                    "ESCROW AGENT"

                                    THE CHASE MANHATTAN BANK



                                    By: /s/ GREG CAMPBELL
                                       ---------------------------------
                                    Name:   Greg Campbell
                                         -------------------------------
                                    Title:  Vice President
                                          ------------------------------


                      [Signature Pages to Escrow Agreement]

                                   SCHEDULE A

                TELEPHONE NUMBER(S) FOR CALL-BACKS AND PERSON(S)
                DESIGNATED TO CONFIRM FUNDS TRANSFER INSTRUCTIONS

If to the Company:

         Name                                Telephone Number
1.  William P. Creasman                      (972) 934-5573

2.  Brian Carter                             (972) 934-5512

If to the Investors:

         Name                                Telephone Number
         ----                                ----------------
1.  Robert N. Baker
  -----------------------------              -------------------------------

2.  Mark Bromberg
  -----------------------------              -------------------------------

3.  William P. Creasman
  -----------------------------              -------------------------------

4.  Lewis B. Kilbourne
  -----------------------------              -------------------------------

5.  David M. Lloyd
  -----------------------------              -------------------------------

6.  Robert I. Noe
  -----------------------------              -------------------------------

7.  Chris Riley
  -----------------------------              -------------------------------

8.  Jack Scott
  -----------------------------              -------------------------------


Telephone call-backs shall be made to either the Company or the Investors if joint instructions are required pursuant to the Escrow Agreement.

                                  [CHASE LOGO}


                                SCHEDULE OF FEES

                                       FOR

                              ESCROW AGENT SERVICES



NOTE: WE REQUIRE UNDER THE FOLLOWING FEE SCHEDULE THAT THE DEPOSIT PROCEEDS WILL BE CONTINUALLY INVESTED IN FIDELITY DOMESTIC MONEY MARKET FUND #690-PRIME CASH SHARES.

        NEW ACCOUNT ACCEPTANCE FEE ...................................      $    750
                 Payable upon Account Opening

        MINIMUM ADMINISTRATIVE FEE ...................................      $  3,500
                 Payable Upon Account  Opening and in Advance
                 of each year in which we act as Escrow Agent

ACTIVITY FEES:

DISBURSEMENTS
                                                $    15
Per Check                      U.S.             $    35
Per Wire                     International      $   100

RECEIPTS

Per Check                                       $     7
Per Wire                                        $    10

INVESTMENTS
Per directed buy/sell                           $    50

LEGAL EXPENSES:    AT COST

There will be no legal expense for Chase if Chase's standard form escrow agreement is employed without substantive amendments.

A New Account Acceptance Fee will be charged for the Bank's review of the Escrow Agreement along with any related account documentation. A one (1) year Minimum Administrative Fee will be assessed for any account which is funded. The account will be invoiced in the month in which the account is opened and annually thereafter. Payment of the invoice is due 30 days following receipt.

The Administrative Fee will cover a maximum of fifteen (15) annual administrative hours for the Bank's standard Escrow services including account setup, safekeeping of assets, investment of funds, collection of income and other receipts, preparation of statements comprising account activity and asset listing, and distribution of assets in accordance with the specific terms of the Escrow Agreement.

Extraordinary Services and Out-of Pocket Expenses:

Any additional services beyond our standard services as specified above, such as annual administrative activities in excess of fifteen (15) hours and all reasonable out-of-pocket expenses including attorney's fees will be considered extraordinary services for which related costs, transaction charges, and additional fees will be billed at the Bank's standard rate.

Modification of Fees:

Circumstances may arise necessitating a change in the foregoing fee schedule. The Bank will attempt at all times, however, to maintain the fees at a level which is fair and reasonable in relation to the responsibilities assumed and the duties performed.

Assumptions:

o The escrow deposit shall be continuously invested in Fidelity Domestic Money Market Fund #690-Prime Cash Shares. The Minimum Administrative Fee would include a supplemental charge of 50 basis points on the escrow deposit amount if another investment option is chosen.

o The account will be invoiced in the month in which the account is opened and annually thereafter.

o        Payment of the invoice is due 30 days following receipt.

Administrative Accounting Fee Disclosure: The Escrow Agent or its affiliates may receive a cash management fee of up to 150 basis points on funds that are deposited into the Fidelity Domestic Money Market Fund #690 - Prime Cash Shares. The fee is compensation for escrow agent, administrative and accounting services provided to the parties hereunder. The parties hereunder also confirm that they have received and have read the Fidelity Domestic Money Market Fund #690 prospectus.